                                                                   EXHIBIT 99.3


DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

7-Jun-02                 Summary Of Bank, Investment &             Attachment 1
12:39 PM                      Petty Cash Accounts
Summary                   Great AQ Steamboat, L.L.C.                  UNAUDITED
Great AQ                   Case No: 01-10960 (JCA)
Steamboat, LLC             For Month Of May, 2002


                                          Balances
                               ------------------------------        Receipts &          Bank
                                 Opening          Closing           Disbursements      Statements        Account
Account                        As Of 5/01/02    As Of 5/31/02         Included          Included         Reconciled
-------                        -------------    -------------       -------------      ----------        ----------
American Queen Steamer             0.00             0.00             No -               No - Not         No -
Hibernia                                                             No Activity        Concentration    No Activity
Account # - 812-395-343                                                                 Account

American Queen                     0.00             0.00             No -               Not A Bank       No -
Petty Cash                                                           No Activity        Account          No Activity

7-Jun-02                        Receipts & Disbursements           Attachment 2
12:42 PM                       Great AQ Steamboat, L.L.C.
Summary                         Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC          For Month Of May, 2002
Attach 2


            No Receipts Or Disbursements Due To All Accounts Closed

7-Jun-02                    Concentration & Investment             Attachment 3
12:42 PM                        Account Statements
Summary                     Great AQ Steamboat, L.L.C.
Great AQ                     Case No: 01-10960 (EIK)
Steamboat, LLC               For Month Of May, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:21
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=23 (AMERICAN QUEEN)


                                          PTD-Actual
                                          31-May-02
                                        -------------

Revenue
Gross Revenue                                    0.00
Allowances                                       0.00
                                        -------------
Net Revenue                                      0.00

Operating Expenses
Air                                              0.00
Hotel                                            0.00
Commissions                                      0.00
Onboard Expenses                                 0.00
Passenger Expenses                             167.97
Vessel Expenses                              6,831.31
Layup/Drydock Expense                            0.00
Vessel Insurance                            14,353.47
                                        -------------
Total Operating Expenses                    21,352.75
                                        -------------
Gross Profit                               (21,352.75)

SG&A Expenses
Sales & Marketing                                0.00
Start-Up Costs                                   0.00
                                        -------------
Total SG&A Expenses                              0.00
                                        -------------
EBITDA                                     (21,352.75)

Depreciation                                     0.00
                                        -------------
Operating Income                           (21,352.75)

Other Expense/(Income)
Interest Income                                  0.00
Interest Expense                         1,091,147.10
Equity in Earnings for Sub                       0.00
Reorganization expenses                (16,160,925.91)
                                        -------------
Total Other Expense/(Income)           (15,069,778.81)
                                        -------------
Net Pretax Income/(Loss)                15,048,426.06

Income Tax Expense                               0.00
                                        -------------
Net Income/(Loss)                       15,048,426.06
                                        =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:20
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=23 (AMERICAN QUEEN)


                                              YTD-Actual                YTD-Actual
                                               31-May-02                22-Oct-01
                                             -------------            -------------

ASSETS

Cash and Equivalent                                   0.00                27,915.55

Restricted Cash                                       0.00                     0.00

Accounts Receivable                              18,398.71               100,111.04

Inventories                                           0.00               436,746.94

Prepaid Expenses                                      0.00                 1,126.00

Other Current Assets                                  0.00               189,129.97

                                             -------------            -------------
Total Current Assets                             18,398.71               755,029.50


Fixed Assets                                          0.00            76,449,630.83

Accumulated Depreciation                              0.00           (23,703,366.77)

                                             -------------            -------------
Net Fixed Assets                                      0.00            52,746,264.06


Net Goodwill                                          0.00                     0.00

Intercompany Due To/From                     33,526,033.89            11,900,053.46

Net Deferred Financing Fees                           0.00               561,110.86

Net Investment in Subsidiaries                        0.00                     0.00

                                             -------------            -------------
Total Other Assets                           33,526,033.89            12,461,164.32

                                             -------------            -------------
Total Assets                                 33,544,432.60            65,962,457.88
                                             =============            =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:20
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=23 (AMERICAN QUEEN)


                                              YTD-Actual                YTD-Actual
                                               31-May-02                22-Oct-01
                                             -------------            -------------

LIABILITIES

Accounts Payable                                  1,774.58                 5,469.58

Accrued Liabilities                                   0.00               754,127.79

Deposits                                              0.00                    25.00

                                             -------------            -------------
Total Current Liabilities                         1,774.58               759,622.37


Long Term Debt                                        0.00                     0.00

Other Long Term Liabilities                           0.00                     0.00

                                             -------------            -------------
Total Liabilities                                 1,774.58               759,622.37


OTHER

Liabilities Subject to Compromise             2,341,087.01            48,583,115.71

                                             -------------            -------------
Total Other                                   2,341,087.01            48,583,115.71


OWNER'S EQUITY

Common Stock                                      1,000.00                 1,000.00

Add'l Paid In Capital                         4,060,000.00             4,060,000.00

Current Net Income (Loss)                    14,765,919.71              (493,470.71)

Retained Earnings                            12,374,651.30            13,052,190.51

                                             -------------            -------------
Total Owner's Equity                         31,201,571.01            16,619,719.80

                                             -------------            -------------
Total Liabilities & Equity                   33,544,432.60            65,962,457.88
                                             =============            =============

Great AQ                          ATTACHMENT 6                   01-10954 (JCA)
Steamboat, LLC                Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                                BEGINNING                                              ENDING
AFFILIATE NAME                                CASE NUMBER        BALANCE             DEBITS            CREDITS        BALANCE
American Classic Voyages Co.                  01-10954         22,408,601.79                --        1,606.50     22,406,995.29
AMCV Cruise Operations, Inc.                  01-10967        (22,850,855.07)               --        7,586.89    (22,858,441.96)
The Delta Queen Steamboat Co.                 01-10970         17,085,065.28     21,835,498.73       11,565.82     38,908,998.19
DQSB II, Inc.                                 01-10974               (919.60)               --              --           (919.60)
Great Pacific NW Cruise Line, L.L.C.          01-10977              5,552.79                --              --          5,552.79
Great River Cruise Line, L.L.C.               01-10963           (167,391.63)               --          621.81       (168,013.44)
Great Ocean Cruise Line, L.L.C.               01-10959            (14,507.47)               --              --        (14,507.47)
Cruise America Travel, Incorporated           01-10966         (3,165,198.27)               --              --     (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C.           01-10964            144,264.37                --              --        144,264.37
Cape Cod Light, L.L.C.                        01-10962           (500,000.00)               --              --       (500,000.00)
Cape May Light, L.L.C.                        01-10961         (1,640,241.44)               --              --     (1,640,241.44)
Project America, Inc.                         N/A                 (15,864.24)               --              --        (15,864.24)
Oceanic Ship Co.                              N/A                  (7,408.30)               --              --         (7,408.30)
Project America Ship I, Inc.                  N/A                 459,787.19                --              --        459,787.19
Great Hawaiian Properties Corporation         01-10971            (22,591.38)               --              --        (22,591.38)
American Hawaii Properties Corporation        01-10976             (1,496.24)               --              --         (1,496.24)
Great Independence Ship Co.                   01-10969             (4,881.60)               --              --         (4,881.60)
                                                               -------------     -------------       ---------     -------------
                                                               11,711,916.18     21,835,498.73       21,381.02     33,526,033.89
                                                               =============     =============       =========     =============

GREAT AQ STEAMBOAT, L.L.C.                              CASE #:  01-10960 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                      0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS          TOTAL

Paymentech Credit Card Processor                                                          18,398.71        18,398.71
American Express Credit Card Processor                                                                          0.00
Discover Credit Card Processor                                                                                  0.00
Diners Credit Card Processor                                                                                    0.00
Travel Agents                                                                                                   0.00
Crew Member                                                                                                     0.00

                                             ---------      ----------     ----------     ---------        ---------
Total                                             0.00            0.00           0.00     18,398.71        18,398.71
                                             =========      ==========     ==========     =========        =========


                                                                 ATTACHMENT # 7

                                 AMERICAN QUEEN
                               AP-STEAMER CHECKS
                              23-000-221300-00000

                                     MAY-02


OUTSTANDING CHECKS:

      17707 Tashanda Morreno-Amber Hensley               60.00
      17732 Peter Levaneur-Sally Ralicki                100.00
      17768 Bryant Johnson-Kenshell Lang                 80.00
      17779 Mark King-Rosa Trumble                      170.00
      17820 Joe Willett-NARP                             28.00
      17827 B. Grisham-AG Edwards                       100.00
      17828 Mark King                                   340.00
      17837 Daniel Smith-Anastastia Jones                75.00
      17848 J. Hill-Neurosurgical Specialties           117.00
      17850 E. Newman- R. Ryan                          250.00
      17851 Louis Ford-SJ Beaulieau                     225.00
      17852 Jocelyn Beasley-Payoff Voucher               95.47
      17853 Ben Vandeven                                 17.18
      17854 Matt Copeland                                16.93
      17863 Julia Hill-Sears                            100.00

                                                      ---------
      Total per G/L:                                  1,774.58
                                                      =========


      ATTACHMENT # 8

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor completed a sale of assets on May 31, 2002. The sale included the Debtor's primary asset, the American Queen, and all inventories. In connection therewith, the Debtor recorded a gain on disposition of $16.2 million. This amount, which is included in reorganization expenses, is an estimate that will be adjusted when the Debtor receives a final allocation of the purchase price from the Purchaser. The asset purchase agreement allows the Purchaser sixty days to provide an allocation between the purchased assets.

2. The Maritime Administration ("Marad") held a secured lien against the American Queen. In order to release the lien and complete the sale, the Debtor agreed to a payoff amount with Marad. The payoff amount, which was withheld from the purchase price and remitted directly to Marad, included additional interest expense that had not previously been recorded by the Debtor. The Debtor recorded the additional interest expense in the current period.